                                                                      Exhibit 24
                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.

                                       /s/ Rand V. Araskog
                                       ----------------------------------------
                                       Rand V. Araskog

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.

                                       /s/ L. DeSimone
                                       ----------------------------------------
                                       Livio D. DeSimone

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.


                                       /s/ Roger A. Enrico
                                       ----------------------------------------
                                       Roger A. Enrico

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.

                                       /s/ William W. George
                                       ----------------------------------------
                                       William W. George

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.


                                       /s/ Roger L. Hale
                                       ----------------------------------------
                                       Roger L. Hale

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.


                                       /s/ Betty Ruth Hollander
                                       ----------------------------------------
                                       Betty Ruth Hollander

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.


                                        /s/ Michele J. Hooper
                                        ---------------------------------------
                                        Michele J. Hooper

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.


                                       /s/ Mary Patterson McPherson
                                       ----------------------------------------
                                       Mary Patterson McPherson

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.


                                       /s/ Solomon D. Trujillo
                                       ----------------------------------------
                                       Solomon D. Trujillo

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.


                                       /s/ Robert J. Ulrich
                                       ----------------------------------------
                                       Robert J. Ulrich

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.


                                       /s/ John R. Walter
                                       ----------------------------------------
                                       John R. Walter

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.


                                       /s/ Stephen E. Watson
                                       ----------------------------------------
                                       Stephen E. Watson